DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS

December 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (0.96%)
Consumer, Non-cyclical (0.05%)
American Tire Distributors, Inc.(a)(b)(c)(d)	2,940	$97,196

Materials (0.14%)
Real Alloy Holding, Inc.(a)(b)(c)(d)	3	107,438
Specialty Steel Holdco, Inc.(a)(b)(c)(d)	1	143,518
Total Materials		250,956

Oil & Gas (0.20%)
Utex Industries, Inc.(a)(b)(c)(d)	7,506	362,164

Technology (0.57%)
SkillSoft, Ltd., ADR(a)(b)(c)(d)	5,242	1,038,231

TOTAL COMMON STOCKS
(Cost $1,360,024)		1,748,547

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (33.26%)
Basic Materials (1.40%)
Aruba Investments, Inc., Series Initial(e)(f)	3M US L + 7.75%, 0.75% Floor	11/24/2028	$2,540,000	$2,560,638

Communications (6.71%)
Auction.com LLC fka Ten-X LLC(e)(f)	1M US L + 4.00%, 1.00% Floor	9/27/2024	3,372,075	3,205,157
Auction.com LLC fka Ten-X LLC, Series Senior Secured(a)(b)(e)	1M US L + 8.00%, 1.00% Floor	9/29/2025	180,000	180,000
Getty Images, Inc., Series Initial Dollar(e)	1M US L + 4.50%	2/19/2026	815,792	805,852
GTT Communications B.V., Series Delayed Draw(a)(e)(g)	1M US L + 5.00%, PIK 2.50%	6/29/2021	169,909	169,909
GTT Communications, Inc.(a)(e)(g)	1M US L + 5.00%, PIK 2.50%	1/29/2021	97,091	97,091
Intrado Corp., Series Initial B(e)(f)	3M US L + 4.00%, 1.00% Floor	10/10/2024	1,707,609	1,659,822
MH Sub I LLC, Series Amendment No. 2 Initial(e)(f)	1M US L + 7.50%, 1.00% Floor	9/15/2025	6,091,443	6,140,936
Total Communications				12,258,767

Consumer Discretionary (2.88%)
18 Fremont Street Acquisition LLC(e)(f)	3M US L + 8.00%, 1.50% Floor	8/9/2025	1,236,727	1,232,089
American Tire Distributors, Inc., Series Initial(b)(e)(g)	Cash L + 7.50 + PIK 1.50%, 1.00% Floor	9/2/2024	16,795	16,107
American Tire Distributors, Inc., Series Initial (DIP)(b)(e)(g)	Cash L + 6.00 + PIK 1.0%, 1.00% Floor	9/1/2023	25,705	25,075
CNT Holdings I Corp, Series Initial(a)(e)	3M US L + 6.75%, 0.75% Floor	11/6/2028	3,113,077	3,175,338
Zaxby's Operating Company LP, Series Initial(a)(e)	1M US L + 6.50%, 0.75% Floor	12/28/2028	800,000	814,000
Total Consumer Discretionary				5,262,609

Consumer, Cyclical (1.08%)
DexKo Global, Inc., Series B(e)	3M US L + 8.25%	7/24/2025	238,910	238,014
Truck Hero, Inc., Series Initial(e)	1M US L + 8.25%, 1.00% Floor	4/21/2025	1,746,667	1,746,667
Total Consumer, Cyclical				1,984,681

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (9.33%)
ATI Holdings Acquisition, Inc., Series Initial(e)	3M US L + 3.50%, 1.00% Floor	5/10/2023	$2,227,507	$2,192,713
Aveanna Healthcare LLC, Series Initial(e)	3M US L + 4.25%, 1.00% Floor	3/18/2024	3,317,586	3,242,243
Aveanna Healthcare LLC, Series Initial(a)(e)(f)	1M US L + 8.00%, 1.00% Floor	3/17/2025	1,190,000	1,190,000
Aveanna Healthcare LLC, Series Initial New(e)	1M US L + 5.50%, 1.00% Floor	3/18/2024	483,547	475,085
Cano Health LLC, Series Initial(a)(e)	3M US L + 4.75%, 0.75% Floor	1/29/2021	1,431,980	1,431,980
Cano Health LLC, Series Delayed Draw(a)(e)	3M US L + 5.25%, 0.75% Floor	1/29/2021	522,076	522,076
Dentalcorp Health Services ULC, Series Initial(a)(e)	1M US L + 7.50%, 1.00% Floor	6/8/2026	230,000	230,000
IRI Holdings, Inc., Series Initial(e)	1M US L + 4.25%	12/1/2025	901,964	894,072
Kronos Acquisition Holdings, Inc., Series Initial (2020)(e)(f)	3M US L + 4.50%, 0.75% Floor	12/22/2026	380,000	381,338
KUEHG Corp, Series Tranche B(e)	3M US L + 8.25%, 1.00% Floor	8/22/2025	780,000	748,800
KUEHG Corp, Series B-3(e)	3M US L + 3.75%, 1.00% Floor	2/21/2025	2,266,798	2,161,108
Learning Care Group No. 2, Inc., Series Initial(e)	3M US L + 3.25%, 1.00% Floor	3/13/2025	2,665,327	2,538,458
Learning Care Group No. 2, Inc., Series Initial(a)(e)	3M US L + 7.50%, 1.00% Floor	3/13/2026	110,000	106,975
Parfums Holding Company, Inc., Series Initial(e)	3M US L + 8.75%, 1.00% Floor	6/30/2025	204,545	204,715
Pluto Acquisition I, Inc., Series Incremental B(a)(e)	3M US L + 5.00%, 0.50% Floor	6/22/2026	740,000	742,775
Total Consumer, Non-cyclical				17,062,338

eCommerce (0.50%)
CommerceHub, Inc., Series Initial(e)(f)	1M US L + 7.00%, 0.75% Floor	12/29/2028	910,000	915,688

Energy (0.86%)
Encino Acquisition Partners Holdings LLC, Series Initial(e)	1M US L + 6.75%, 1.00% Floor	10/29/2025	1,700,000	1,567,188

Financials (5.41%)
Asurion LLC, Series Replacement B-2(e)	1M US L + 6.50%	8/4/2025	5,514,091	5,567,853
Asurion LLC, Series New B-8(e)(f)	1M US L + 3.25%	12/23/2026	1,280,000	1,268,800
Granite US Holdings Corp., Series B(a)(e)	3M US L + 5.25%	9/30/2026	2,964,750	2,972,162
Zest Acquisition Corp., Series Initial(a)(e)	3M US L + 7.50%, 1.00% Floor	3/13/2026	90,000	85,500
Total Financials				9,894,315

Industrials (4.76%)
Brand Energy & Infrastructure Services, Inc., Series Initial(e)	3M US L + 4.25%, 1.00% Floor	6/21/2024	2,261,982	2,210,669
Deliver Buyer, Inc., Series Senior Secured(e)	3M US L + 5.00%, 1.00% Floor	5/1/2024	4,220,827	4,190,922
Engineered Machinery Holdings, Inc., Series Initial(e)	3M US L + 7.25%, 1.00% Floor	7/18/2025	955,812	963,774
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 2(e)	3M US L + 4.25%, 1.00% Floor	7/19/2024	1,327,218	1,332,746
Total Industrials				8,698,111

Oil & Gas (0.02%)
Utex Industries, Inc., Series Second Out(b)(e)(g)	Cash L + 9.50 + PIK 1.50%, 1.50% Floor	12/3/2025	44,585	44,139

Technology (0.31%)
Software Luxembourg Acquisition S.a r.l., Series Second Out(e)	1M US L + 7.50%, 1.00% Floor	4/27/2025	559,741	560,208

TOTAL BANK LOANS
(Cost $58,972,915)				60,808,682

	Rate	Maturity Date	Principal Amount	Value (Note 2)

HIGH YIELD BONDS AND NOTES (62.77%)
Basic Materials (11.10%)
Allegheny Technologies, Inc.	7.875%	8/15/2023	$1,030,000	$1,129,853
Allegheny Technologies, Inc.	5.875%	12/1/2027	460,000	485,013
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(h)	8.750%	7/15/2026	4,250,000	4,610,464
Big River Steel LLC / BRS Finance Corp.(h)	6.625%	1/31/2029	2,270,000	2,455,856
Century Aluminum Co.(g)(h)	Cash 10.00% + PIK 2.00%	7/1/2025	4,350,000	4,611,000
Century Aluminum Co., Series AI(g)	Cash 10.00% + PIK 2.00%	7/1/2025	1,440,000	1,526,400
Cleveland-Cliffs, Inc.(h)	6.750%	3/15/2026	2,040,000	2,205,750
Cornerstone Chemical Co.(h)	6.750%	8/15/2024	910,000	804,117
Joseph T Ryerson & Son, Inc.(h)	8.500%	8/1/2028	2,152,000	2,441,175
Northwest Acquisitions ULC / Dominion Finco, Inc.(b)(h)(i)	7.125%	11/1/2022	1,650,000	12,169
Total Basic Materials				20,281,797

Communications (7.80%)
CCO Holdings LLC / CCO Holdings Capital Corp.(h)	5.000%	2/1/2028	1,110,000	1,174,935
Connect Finco SARL / Connect US Finco LLC(h)	6.750%	10/1/2026	3,560,000	3,839,709
GTT Communications, Inc.(h)	7.875%	12/31/2024	1,970,000	795,387
Nexstar Broadcasting, Inc.(h)	5.625%	7/15/2027	340,000	364,757
Scripps Escrow, Inc.(h)	5.875%	7/15/2027	1,460,000	1,527,087
Sirius XM Radio, Inc.(h)	5.375%	7/15/2026	1,110,000	1,159,950
Urban One, Inc.(h)	8.750%	12/15/2022	2,520,000	2,450,700
ViaSat, Inc.(h)	5.625%	9/15/2025	1,450,000	1,484,873
ViaSat, Inc.(h)	6.500%	7/15/2028	1,340,000	1,452,232
Total Communications				14,249,630

Consumer, Cyclical (8.49%)
Carlson Travel, Inc.(g)(h)	Cash 9.50% + PIK 2.00%	12/15/2026	1,524,595	834,716
Ford Motor Co.	7.450%	7/16/2031	1,820,000	2,337,562
Ford Motor Co.	9.000%	4/22/2025	1,170,000	1,439,258
Ford Motor Co.	9.625%	4/22/2030	3,100,000	4,379,851
Specialty Building Products Holdings LLC / SBP Finance Corp.(h)	6.375%	9/30/2026	1,480,000	1,570,265
Sportsnet(a)(b)(c)	10.250%	1/15/2025	100,000	104,500
SRS Distribution, Inc.(h)	8.250%	7/1/2026	1,950,000	2,076,750
Truck Hero, Inc.(h)	8.500%	4/21/2024	875,000	931,783
White Cap Buyer LLC(h)	6.875%	10/15/2028	1,730,000	1,847,856
Total Consumer, Cyclical				15,522,541

Consumer, Non-cyclical (9.90%)
AMN Healthcare, Inc.(h)	4.625%	10/1/2027	1,050,000	1,101,917
Cimpress PLC(h)	7.000%	6/15/2026	1,860,000	1,961,947
Envision Healthcare Corp.(h)	8.750%	10/15/2026	5,300,000	3,344,618
High Ridge Brands Escrow(a)(b)(c)		3/15/2025	125,000	1,962
Jaguar Holding Co. II / PPD Development LP(h)	5.000%	6/15/2028	2,610,000	2,789,437
One Call Corp., Series Ai(b)(g)	Cash 7.50% + PIK 11.00%	7/1/2024	565,602	568,430
Simmons Foods, Inc.(h)	5.750%	11/1/2024	3,013,000	3,084,559
Surgery Center Holdings, Inc.(h)	6.750%	7/1/2025	915,000	933,872
Surgery Center Holdings, Inc.(h)	10.000%	4/15/2027	2,960,000	3,276,350
Team Health Holdings, Inc.(h)	6.375%	2/1/2025	1,185,000	1,025,025
Total Consumer, Non-cyclical				18,088,117

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Energy (5.48%)
Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.375%	9/15/2024	$1,780,000	$1,739,950
Antero Midstream Partners LP / Antero Midstream Finance Corp.(h)	5.750%	1/15/2028	790,000	760,454
Energy Ventures Gom LLC / EnVen Finance Corp.(h)	11.000%	2/15/2023	1,725,000	1,627,788
Harvest Midstream I LP(h)	7.500%	9/1/2028	1,430,000	1,524,738
Occidental Petroleum Corp.	3.400%	4/15/2026	1,780,000	1,700,398
Occidental Petroleum Corp.	6.450%	9/15/2036	490,000	513,765
Occidental Petroleum Corp.	8.875%	7/15/2030	1,240,000	1,457,775
Transocean, Inc.(h)	7.500%	1/15/2026	1,500,000	697,500
Total Energy				10,022,368

Financials (7.79%)
Acrisure LLC / Acrisure Finance, Inc.(h)	8.125%	2/15/2024	2,260,000	2,397,770
AssuredPartners, Inc.(h)	7.000%	8/15/2025	2,370,000	2,463,769
GTCR AP Finance, Inc.(h)	8.000%	5/15/2027	1,050,000	1,142,872
HUB International, Ltd.(h)	7.000%	5/1/2026	3,930,000	4,113,904
NFP Corp.(h)	6.875%	8/15/2028	3,860,000	4,126,070
Total Financials				14,244,385

Industrials (11.10%)
Apex Tool Group LLC / BC Mountain Finance, Inc.(h)	9.000%	2/15/2023	470,000	461,775
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(h)	6.000%	9/15/2028	890,000	916,144
JPW Industries Holding Corp.(h)	9.000%	10/1/2024	780,000	772,200
LABL Escrow Issuer LLC(h)	10.500%	7/15/2027	2,000,000	2,256,250
LABL Escrow Issuer LLC(h)	6.750%	7/15/2026	1,000,000	1,084,845
Material Sciences Corp.(a)(b)(c)(e)(g)	L + 8.25 or PIK 2.00%	1/9/2024	109,411	109,411
Plastipak Holdings, Inc.(h)	6.250%	10/15/2025	3,210,000	3,312,319
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(h)	7.750%	4/15/2026	3,161,000	3,279,537
TransDigm, Inc.	6.375%	6/15/2026	2,550,000	2,644,031
Trident TPI Holdings, Inc.(h)	6.625%	11/1/2025	2,340,000	2,383,629
Trident TPI Holdings, Inc.(h)	9.250%	8/1/2024	2,880,000	3,074,400
Total Industrials				20,294,541

Materials (0.18%)
Real Alloy Holding, Inc.(a)(b)(c)(e)(g)	L + 10.00% or PIK L+12.00%, 1.00% Floor	11/28/2023	126,414	126,414
Specialty Steel Holdco, Inc.(a)(b)(c)(e)(g)	11.922% or PIK L+11.00%, 1.00% Floor%	11/15/2022	210,000	210,000
Total Materials				336,414

Technology (0.93%)
Presidio Holdings, Inc.(h)	8.250%	2/1/2028	1,540,000	1,702,663

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $112,164,595)				114,742,456

WARRANTS (0.00%)
Oil & Gas (0.00%)
Utex Industries Holdings, LLC(a)(b)(c)			1,150	–

TOTAL WARRANTS
(Cost $–)				–

	Rate	Maturity Date	Principal Amount	Value (Note 2)

TOTAL INVESTMENTS (96.99%)
(Cost $172,497,534)				$177,299,685

OTHER ASSETS IN EXCESS OF LIABILITIES (3.01%)				5,497,202

NET ASSETS (100.00%)				$182,796,887

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(b)	Security deemed to be illiquid under the procedures approved by the Fund’s Board of Trustees. As of December 31, 2020, the fair value of illiquid securities in the aggregate was $2,108,524, representing 1.15% of the Fund’s net assets.
(c)	Security deemed to be restricted as of December 31, 2020. As of December 31, 2020, the fair value of restricted securities in the aggregate was $2,300,834, representing 1.26%% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2.
(d)	Non-income producing security.
(e)	Floating or variable rate security. The reference rate is described below. The rate in effect as of December 31, 2020 is based on the reference rate plus the displayed spread as of the securities last reset date.
(f)	All or a portion of this position has not settled as of December 31, 2020. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(g)	Payment in-kind.
(h)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020 the fair value of securities restricted under Rule 144A in the aggregate was $94,267,883, representing 51.57% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (e).
(i)	Security is currently in default.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2020 was 0.14%

3M US L - 3 Month LIBOR as of December 31, 2020 was 0.24%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
December 31, 2020 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying Portfolio of Investments were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of the Portfolio of Investments in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the Portfolio of Investments and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its Portfolio of Investments.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer, Non-cyclical	$–	$–	$97,196	$97,196
Materials	–	–	250,956	250,956
Oil & Gas	–	–	362,164	362,164
Technology	–	–	1,038,231	1,038,231
Bank Loans
Basic Materials	–	2,560,638	–	2,560,638
Communications	–	11,811,767	447,000	12,258,767
Consumer Discretionary	–	1,273,271	3,989,338	5,262,609
Consumer, Cyclical	–	1,984,681	–	1,984,681
Consumer, Non-cyclical	–	12,838,532	4,223,806	17,062,338
eCommerce	–	915,688	–	915,688
Energy	–	1,567,188	–	1,567,188
Financials	–	6,836,653	3,057,662	9,894,315
Industrials	–	8,698,111	–	8,698,111
Oil & Gas	–	44,139	–	44,139
Technology	–	560,208	–	560,208
High Yield Bonds And Notes
Basic Materials	–	20,281,797	–	20,281,797
Communications	–	14,249,630	–	14,249,630
Consumer, Cyclical	–	15,418,041	104,500	15,522,541
Consumer, Non-cyclical	–	18,086,155	1,962	18,088,117
Energy	–	10,022,368	–	10,022,368
Financials	–	14,244,385	–	14,244,385
Industrials	–	20,185,130	109,411	20,294,541
Materials	–	–	336,414	336,414
Technology	–	1,702,663	–	1,702,663
Warrants
Oil & Gas	–	–	*–	*–
TOTAL	$–	$163,281,045	$14,018,640	$177,299,685

*	Security valued at zero

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	Common Stock	Bank Loans	High Yield Bonds and Notes	Warrants	Total
Balance as of September 30, 2020	$1,032,402	$783,518	$550,503	$-	$2,920,567
Accrued discount/ premium	-	(16,551)	(2,244)	-	(18,795)
Realized Gain/(Loss)	-	(387,063)	(107,850)	-	(494,913)
Change in Unrealized Appreciation/(Depreciation)	347,750	537,102	114,628	-	1,005,544
Purchases	368,395	8,043,617	-	-	8,412,013
Sales Proceeds	-	(313,940)	(2,750)	-	(316,691)
Transfer into Level 3(a)	-	3,309,137	-	-	3,309,137
Transfer out of Level 3(b)	-	(238,014)	-	-	(798,222)
Balance as of December 31, 2020	$1,748,547	$11,717,806	$552,287	$-	$14,018,640

Net change in unrealized appreciation/
(depreciation) attributable to Level 3
Investments held at December 31, 2020	$347,750	$292,160	$6,710	$-	$646,620

(a)	Transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

(b)	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

Information about Level 3 measurements as of December 31, 2020:

Asset Class	Market Value	Valuation Technique	Unobservable Input(s)(a)	Value/Range
Common Stock	$710,316	Discounted Cash Flow	Discount Rate, Terminal Value Multiple	10.6%-14.3%/5.5x-8.5x

		Market Analysis	EBITDA Multiple	5.50x-10.50x

Common Stock	1,038,231	Sale Transaction Analysis	Discount Rate	8.63%

Bank Loans	11,270,806	Third-Party Vendor Pricing Service	Vendor Quotes	N/A

Bank Loans	447,000	Yield Analysis	Yield to Worst	8.5%-9.0%

High Yield Bonds and Notes	550,325	Yield Analysis	Yield to Worst	8.5%-11.0%

High Yield Bonds and Notes	1,962	Liquidation Analysis	Discount Rate	8.63%

			Expected Recovery Rate	1.57%

Warrants	-	Intrinsic Value	Strike price per share	$114.67

			Per share value (fully diluted)	$0.00

(a) A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Terminal Value Multiple	Increase	Decrease
Expected Recovery Rate	Increase	Decrease
Strike price per share	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of December 31, 2020, the Fund held $60,808,682, or 33.26% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Interest Rate Risk: On July 27, 2017, the head of the U.K.’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

COVID-19 Risk: The outbreak of the respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread worldwide. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the overall market, including the U.S. high yield market, in a material adverse manner. The impact of the outbreak may last for an extended period of time. DDJ Capital Management, LLC (“DDJ” or the “Adviser”) will continue to monitor market conditions as information is available as well as evaluate the potential impacts, if any, on the value of the Fund’s investments

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

	Security Type	Acquisition Date	Amortized Cost	Fair Value
American Tire Distributors, Inc.	Common Stocks	12/21/2018	$62,534	$97,196
High Ridge Brands Co. Escrow	High Yield Bonds and Notes	12/21/2020	-	1,962
Material Sciences Corp.	High Yield Bonds and Notes	7/9/2018 - 6/30/2020	109,411	109,411
Real Alloy Holding, Inc.	Common Stocks	5/31/2018	103,329	107,438
Real Alloy Holding, Inc.	High Yield Bonds and Notes	5/31/2018 - 4/7/2020	126,414	126,414
Skillsoft, Ltd. ADR	Common Stocks	8/27/2020	691,892	1,038,231
Specialty Steel Holdco, Inc.	High Yield Bonds and Notes	11/15/2017	210,000	210,000
Specialty Steel Holdco, Inc.	Common Stocks	11/15/2017	133,875	143,517
Sportsnet	High Yield Bonds and Notes	12/27/2017	99,010	104,500
Utex Industries, Inc.	Common Stocks	12/3/2020	368,394	362,165
Utex Industries, Inc.	Warrant	12/3/2020	-	-
				2,300,834

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.